MERRILL LYNCH
                                                      UTILITY INCOME
                                                      FUND, INC.

                                [GRAPHIC OMITTED]

                                   STRATEGIC
                                            Performance

                                                      Quarterly Report
                                                      May 31, 1998

MERRILL LYNCH UTILITY INCOME FUND, INC.

DEAR SHAREHOLDER

Increasing volatility characterized the capital markets during the three-month period ended May 31, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity. In Europe, the major event was greater progress toward achieving European Monetary Union, although concerns have arisen that interest rates will have to be increased to curtail inflationary pressures.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia. For those economies that continue to expand, investors will watch for signs that inflation is still not a threat. Evidence of ongoing, noninflationary economic growth should continue to exert a positive influence on the capital markets worldwide.

Portfolio Matters

During the quarter ended May 31, 1998, Merrill Lynch Utility Income Fund, Inc. continued to focus on investments that provided high current income. Total returns for the Fund's Class A, Class B, Class C and Class D Shares for the quarter were +1.71%, +1.43%, +1.47% and +1.65%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete results, see pages 3 and 4 of this report to share-holders.) For the same three-month period, this performance lagged the total return of +3.83% for the Standard & Poor's (S&P) Utility Index, which is heavily weighted in low-yielding telecommunications stocks. The Fund focused on higher-yielding domestic electric stocks and, to a lesser extent, utility bonds. Domestic electric utility stocks in the S&P Utility Index had an average current yield of 4.90% as of May 31, 1998, well above the 2.30% yield for telephone company stocks, the 3.19% yield for natural gas stocks, and the 3.01% yield for the overall S&P Utility Index.

For the three-month period ended May 31, 1998, there was a significant total return performance differential between the higher-yielding electric utility stocks and lower-yielding domestic electric utility stocks in the S&P Utility Index. The average total return for the 13 higher-yielding stocks was +0.55%, compared to the +7.68% average total return on the remaining 12 dividend paying stocks. It is important to note that in the fourth calendar quarter of 1997, there was significant outperformance of higher-yielding stocks relative to the lower-yielding domestic electric utility stocks. At that time, investors sought out defensive investments with dividend support. The valuation levels of the higher-yielding domestic electric utility stocks were more attractive, and the higher upfront yield was appealing to investors.

Looking ahead, the current outlook for the domestic electric utility sector remains positive. Valuation levels appear to be attractive relative to the broad stock market historical averages, and the yield on the 30-year US Treasury bond. Following the recent rally in some higher-quality, lower-yielding stocks, the more attractive investments appear to be in higher-yielding domestic electric utility stocks. Moreover, restructuring news and the potential for regulatory change continue to dominate the sector. While only one merger was announced in the first part of 1998--Nevada Power Co. and Sierra Pacific Resources--activity in this area is expected to pick up later in the year. This, in turn, should help to highlight the attractive value of the sector.

Merrill Lynch Utility Income Fund, Inc.                             May 31, 1998

During the quarter ended May 31, 1998, we eliminated positions in stocks whose yields fell too low and whose valuations appeared to be too expensive. Two new positions were added to the Fund during the quarter. The first was Puget Sound Energy, Inc., a result of the combination of Puget Sound Power & Light Company and Washington Energy Company. As of May 31, 1998, Puget's stock had a current yield of 7.04%. The company's management believes that it can maintain the current dividend level. It is estimated that the company's electric business will grow at a rate of 3% per year, and that its gas business will grow at an annual rate of 4% until the year 2000. Moreover, savings created from the merger should become evident in 1998. Our other addition was Central & South West Corporation, a Texas-based company whose stock also offered an above-average yield. The company is slated to be acquired by American Electric Power Company, Inc., also a Fund holding. We view the dividend to be safe at the current price throughout the duration of the merger, which is expected to be completed in late 1999. Two additions to existing Fund holdings were also made during the quarter. We added to our holding in Nevada Power Co. because of its strong and growing service territory and its above-average current yield. We also increased our position in Ameren Corp., which also has an above-average yield and excellent earnings potential.

In Conclusion

We thank you for your interest in Merrill Lynch Utility Income Fund, Inc., and we look forward to reviewing our outlook with you in our upcoming annual report to shareholders.


Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Walter D. Rogers

Walter D. Rogers
Senior Vice President and Portfolio Manager

June 25, 1998

Merrill Lynch Utility Income Fund, Inc.                             May 31, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/98                              +33.58%              +28.24%
--------------------------------------------------------------------------------
Inception (10/29/93)
through 3/31/98                                 + 9.38               + 8.37
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

================================================================================
                                               % Return            % Return
                                             Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/98                              +32.55%              +28.55%
--------------------------------------------------------------------------------
Inception (10/29/93)
through 3/31/98                                 + 8.55               + 8.55
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                               % Return            % Return
                                             Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================

Year Ended 3/31/98                              +32.44%              +31.44%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                                 +16.19               +16.19
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================

Year Ended 3/31/98                              +33.18%              +27.85%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                                 +16.91               +15.53
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

Merrill Lynch Utility Income Fund, Inc.                             May 31, 1998

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                  12 Month       3 Month      Since Inception
                                                Total Return   Total Return     Total Return
=============================================================================================
ML Utility Income Fund, Inc. Class A Shares       +25.56%         +1.71%          +42.17%
---------------------------------------------------------------------------------------------
ML Utility Income Fund, Inc. Class B Shares        +24.62          +1.43           +37.18
---------------------------------------------------------------------------------------------
ML Utility Income Fund, Inc. Class C Shares        +24.56          +1.47           +60.03
---------------------------------------------------------------------------------------------
ML Utility Income Fund, Inc. Class D Shares        +25.33          +1.65           +63.71
=============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A and Class B Shares, 10/29/93; and Class C and Class D Shares, 10/21/94.

PORTFOLIO INFORMATION

For the Quarter Ended May 31, 1998

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets

ENSERCH Corp., 6.375% due 2/01/2004 ..................................   4.0%
Florida Progress Corp. ...............................................   3.8
Consolidated Edison Company of New York ..............................   3.4
FirstEnergy Corp. ....................................................   3.3
DTE Energy Co. .......................................................   3.3
Nevada Power Co. .....................................................   3.3
Enova Corp. ..........................................................   3.3
New Century Energies Corp. ...........................................   3.2
Southern Co. .........................................................   3.1
Unicom Corp. .........................................................   3.0

Additions (Equity Investments)
Central & South West Corporation
Puget Sound Energy, Inc.

Deletions (Equity Investments)
Boston Edison Co.
Carolina Power & Light Co.
MDU Resources Group, Inc.
New York State Electric & Gas Corp.
OGE Energy Corp.
PECO Energy Co.
Western Resources Co.

Merrill Lynch Utility Income Fund, Inc.                             May 31, 1998

SCHEDULE OF INVESTMENTS

                         Shares                                                                         Percent of
Industries                Held                    Stocks                         Cost          Value    Net Assets
------------------------------------------------------------------------------------------------------------------
Utilities--Electric       39,000   Allegheny Energy, Inc.                    $   895,450   $ 1,094,438        2.9%
                          25,600   Ameren Corp.                                1,038,273     1,001,600        2.7
                          24,600   American Electric Power Company, Inc.         892,569     1,116,225        3.0
                          33,000   Baltimore Gas & Electric Co.                  844,868     1,004,438        2.7
                          11,000   CINergy Corp.                                 284,857       355,438        1.0
                          36,000   Central & South West Corporation              988,020       951,750        2.6
                          45,000   Conectiv Inc. (a)                             924,651       919,688        2.5
                          29,100   Consolidated Edison Company of New York       980,888     1,245,844        3.4
                          31,400   DTE Energy Co.                                984,627     1,242,263        3.3
                          20,800   Dominion Resources, Inc.                      980,112       825,500        2.2
                          48,000   Enova Corp.                                 1,165,493     1,227,000        3.3
                          22,900   Entergy Corp.                                 598,635       602,556        1.6
                          41,900   FirstEnergy Corp.                             936,783     1,243,906        3.3
                          34,000   Florida Progress Corp.                      1,105,601     1,402,500        3.8
                          27,500   GPU, Inc.                                     767,170     1,058,750        2.8
                          15,300   Houston Industries, Inc.                      296,223       437,963        1.2
                          52,000   Nevada Power Co.                            1,249,626     1,241,500        3.3
                          26,000   New Century Energies Corp.                    841,935     1,196,000        3.2
                          23,000   New England Electric System                   766,360       960,250        2.6
                          14,300   Northern States Power Co.                     659,908       813,312        2.2
                          35,800   PacifiCorp                                    706,649       825,637        2.2
                          33,500   Potomac Electric Power Company (PEPCO)        835,322       818,656        2.2
                          29,400   Public Service Enterprise Group, Inc.         947,445       972,037        2.6
                          35,000   Puget Sound Energy, Inc.                      995,169       914,375        2.5
                          43,400   Southern Co.                                  923,825     1,152,812        3.1
                          21,000   Texas Utilities Holding Co.                   715,885       829,500        2.2
                          32,600   Unicom Corp.                                  954,082     1,120,625        3.0
                           9,000   Washington Water Power Co.                    172,012       194,062        0.5
                                                                             -----------   -----------      ------
                                                                              23,452,438    26,768,625       71.9
------------------------------------------------------------------------------------------------------------------
Utilities--Gas            40,300   AGL Resources Inc.                            741,707       806,000        2.1
                          10,000   New Jersey Resources Corp.                    282,913       359,375        1.0
                                                                             -----------   -----------      ------
                                                                               1,024,620     1,165,375        3.1
------------------------------------------------------------------------------------------------------------------
                                   Total Stocks                               24,477,058    27,934,000       75.0
------------------------------------------------------------------------------------------------------------------

                          Face
                         Amount                     Corporate Bonds
------------------------------------------------------------------------------------------------------------------
Telecommunications    $1,000,000   Southwestern Bell Corp., 7% due 7/01/2015   1,034,480     1,062,230        2.9
                       1,000,000   United Telephone Company of Florida,
                                   6.875% due 7/15/2013                        1,019,950     1,049,930        2.8
                                                                             -----------   -----------      ------
                                                                               2,054,430     2,112,160        5.7
------------------------------------------------------------------------------------------------------------------
Utilities--Electric    1,000,000   Public Service Company of Colorado,
                                   6.375% due 11/01/2005                         991,300     1,013,840        2.7
------------------------------------------------------------------------------------------------------------------

Merrill Lynch Utility Income Fund, Inc.                             May 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                          Face                                                                          Percent of
Industries               Amount                     Corporate Bonds              Cost          Value    Net Assets
------------------------------------------------------------------------------------------------------------------
Utilities--Gas        $1,500,000   ENSERCH Corp., 6.375% due 2/01/2004       $ 1,491,030   $ 1,492,845        4.0%
                       1,000,000   El Paso Natural Gas Co., 7.75%
                                   due 1/15/2002                               1,090,950     1,047,970        2.8
                                                                             -----------   -----------      ------
                                                                               2,581,980     2,540,815        6.8
------------------------------------------------------------------------------------------------------------------
                                   Total Corporate Bonds                       5,627,710     5,666,815       15.2
------------------------------------------------------------------------------------------------------------------

                                              Short-Term Securities
------------------------------------------------------------------------------------------------------------------
Commercial Paper*      1,000,000   Corporate Asset Funding Co., Inc., 5.53%
                                   due 6/02/1998                                 999,539       999,539        2.7
                       1,152,000   General Motors Acceptance Corp., 5.69%
                                   due 6/01/1998                               1,151,636     1,151,636        3.1
                       1,300,000   Times Mirror Company (The), 5.50%
                                   due 6/01/1998                               1,299,603     1,299,603        3.5
------------------------------------------------------------------------------------------------------------------
                                   Total Short-Term Securities                 3,450,778     3,450,778        9.3
------------------------------------------------------------------------------------------------------------------
Total Investments                                                            $33,555,546   37,051,5939        9.5
                                                                             ===========
Other Assets Less Liabilities                                                                  186,424        0.5
                                                                                           -----------      ------
Net Assets                                                                                 $37,238,017      100.0%
                                                                                           ===========      ======
------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $2,048,191 and
                     187,445 shares outstanding                                            $     10.93
                                                                                           ===========
                     Class B--Based on net assets of $30,488,729 and
                     2,790,798 shares outstanding                                          $     10.92
                                                                                           ===========
                     Class C--Based on net assets of $2,665,831 and
                     244,454 shares outstanding                                            $     10.91
                                                                                           ===========
                     Class D--Based on net assets of $2,035,266 and
                     185,915 shares outstanding                                            $     10.95
                                                                                           ===========
------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) Delmarva Power & Light Co. merged with Atlantic Energy, Inc. to become Conectiv Inc.

Merrill Lynch Utility Income Fund, Inc.                             May 31, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Walter D. Rogers, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompa nied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           16856--5/98

[LOGO] Printed on post-consumer recycled paper